UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 21, 2017

PAYMEON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2688 NW 29th Terrace, Building 13, Oakland Park, Florida 33311

(Address of principal executive offices) (Zip Code)

1-844-422-7258

(Registrant’s telephone number, including area code)

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed on February 24, 2017, on February 21, 2017, Paymeon, Inc. (the “Company”) executed a Membership Interest Purchase Agreement (the “Agreement”) pursuant to which the Company acquired 100% of the membership interests of Rockstar Acquisitions, LLC (“Rockstar”). The Company issued 95,500,000 shares of the Company’s Common Stock (the “Shares”) in exchange for all of Rockstar’s membership interests.

With this Current Report on Form 8-K, we are filing the Consent of Independent Registered Public Accounting Firm.

Item 9.01

Financial Statements and Exhibits

(a)

Financial Statement of Business Acquired.

The audited financial statements of Rockstar as of December 31, 2016 and for the period November 18, 2016 (inception) through December 31, 2016, together with the reports of KBL, LLP with respect thereto, are included as Exhibit 99.1 and are incorporated by reference herein.

(b)

Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company are included as Exhibit 99.2 hereto and are incorporated by reference herein.

(d)

Exhibits

Exhibit No.	Description

23.1	Consent of KBL, LLP. (Filed herewith)
99.1	Audited financial statements of Rockstar Acquisitions, LLC as of December 31, 2016 and for the period November 18, 2016 (inception) through December 31, 2016
99.2	Unaudited pro forma consolidated financial statements of Paymeon, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYMEON, INC.

/s/ Edward Cespedes
Edward Cespedes
Chief Executive Officer
October 26, 2017